EXHIBIT 10.14 Relocation Lease

LEASE, made the 14th day of November, 2000 between JFJ REALTY CORP., whose address is 683 Middle Neck Road (hereinafter called Landlord) and
IshopNoMarkUp.com, Inc., whose address is 585 Stewart Avenue, 6th Floor, Garden City, New York 11050 (hereinafter called Tenant).

DESCRIPTION
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WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from
Landlord, the app. 3,000 sq. feet of space as presently constituted (hereinafter called the Premises) on the 2nd floor in the building known as 683 Middle Neck Road, in The County of Nassau, in the State of New York (hereinafter called the Building), FOR A TERM to commence on December 1, 2000 and end at 12 o'clock noon on December 30, 2005, or on such earlier date as this lease may terminate as hereinafter provided, except that, if any such date falls on a Sunday or a holiday, then this Lease shall end at 12 o'clock noon on the business day next preceding the aforementioned date AT THE ANNUAL RENTAL RATE OF $

This lease is 5 years with two options.
Option #1 - 5 years of options with the term specified in Rider
Option #2 - 5 years of options with the term specified in Rider payable in equal monthly installments, in advance, on the first day of each calendar month during the term.
Landlord acknowledges receipt from Tenant of the sum of $      by check, for
Rent to and including the         day of
If Landlord is unable to give possession of the Premises on the date of commencement of the term of this Lease by reason of the holding over of any tenant or occupant, or because construction, repairs or improvements are not completed, rent shall abate for the period that possession by Tenant is delayed.
If such delay shall continue for more than 45 days, then Tenant may, within 10 days after the expiration of said 45 day period, give Landlord a notice of election to terminate this Lease. Unless possession of the Premises shall sooner be made available to Tenant, this Lease shall terminate on the 10th day after the giving of said notice and Landlord shall return to Tenant the consideration paid. Landlord shall have no obligation to Tenant for failure to give possession except as above provided.

The parties further agree as follows:
PURPOSE
-------
1. Tenant shall use and occupy the Premises as Professional Office and for no other purpose. Landlord represents that the Premises may lawfully be used for said purpose.
COVENANT TO PAY RENT
--------------------
2. Tenant shall pay rent and additional rent to Landlord at Landlord's said address or at such other place as Landlord may designate in writing, without demand and without counterclaim, deduction or set-off.
CARE AND REPAIR OF PREMISES
----------------------------
3. Tenant shall commit no act of waste and shall take good care of the Premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the Premises, conform to all laws, orders and regulations of the Federal, State and Municipal governments, or any of their departments, and regulations of the New York Board of Fire Underwriters, applicable to the Premises; Landlord shall make all necessary repairs to the Premises, except where the repair has been made necessary by misuse or neglect by Tenant or Tenant's agents, servants, visitors or licensees. All improvements made by Tenant to the Premises which are so attached to the Premises that they cannot be removed without material injury to the Premises, shall become the property of Landlord upon installation. Not later than the last day of the term Tenant shall, at Tenant's expense, remove all of Tenant's personal property and those improvements made by Tenant which have not become the property of Landlord, including trade fixtures, cabinet work, movable paneling, partitions and the like, repair all injury done by or in connection with the installation or removal of said property and improvements, and surrender the Premises in as good condition as they were at the beginning of the term, reasonable wear, and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Tenant or Tenant's agents, servants, visitors or licensees excepted. All property of Tenant remaining on the Premises after the last day of the term of this Lease shall conclusively be deemed abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal. Landlord may have any such property stored at Tenant's risk and expense.
NEGATIVE COVENANTS - NO ASSIGNMENT - NO SUBLETTING
---------------------------------------------------
4. Tenant shall not, without Landlord's written consent: (a) make any alterations, additions or improvements in, to or about the Premises; (b) do or suffer anything to be done on the Premises which will increase the rate of fire insurance on the Building; ( c) permit the accumulation of waste or refuse matter; (d) abandon the Premises or suffer the Premises to become vacant or deserted; or (e) assign, mortgage, pledge to encumber this lease, in whole or in part, to underlet the Premises or any part thereof. Covenant ( c) above shall be binding upon the legal representative of Tenant, and upon every person to whom Tenant's interest under this Lease passes by operation of law, but shall not apply to assignment or subletting to the parent or subsidiary of corporate Tenant or to consolidation or merger of such Tenant.
RULES AND REGULATIONS
----------------------
5. Tenant shall observe and comply with the rules and regulations hereinafter set forth, which are made part hereof, and with such further reasonable rules and regulations as Landlord may prescribe, on written notice to Tenant, for the safety, care and cleanliness of the Building and the comfort, quiet and convenience of other occupants of the Building.
SERVICES
---------
6. Stricken
ELECTRIC LOAD
--------------
7. Tenant shall not use any electrical equipment which in Landlord's reasonable opinion will overload the wiring installations or interfere with the reasonable use thereof by Landlord or other tenants in the Building. DAMAGE BY FIRE
---------------
8. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed 30% of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Landlord may, no later than the 60th day following the damage, give Tenant a notice of election to terminate this Lease, or if said cost of restoration will equal or exceed 50% of said replacement value and if the Premises shall not be reasonably usable for the purposes of which they are leased hereunder, then Tenant may, no later than the 60th day following the damage, give Landlord a notice of election to terminate this lease. In the event of either of said elections this Lease shall be deemed to terminate on the 3rd day after the giving of said notice, and Tenant shall surrender possession of the Premises within a reasonable time thereafter, and the rent and additional rent shall be apportioned as of the date of said surrender and any rent paid for any period beyond said date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than 30% of said replacement value of the Building, or if despite the cost Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as herein provided. Landlord need not restore fixtures and improvements owned by Tenant.

In any case in which use of the Premises is affected by any damage to the Building, there shall be either an abatement or an equitable reduction in tent depending on the period for which and the extent to which the Premises are not reasonably usable for the purposes for which they are leased hereunder. The words "restoration" and "restore" as used in this Article shall include repairs. If the damage results from the fault of Tenant, or Tenant's agents, servants, visitors or licensees, Tenant shall not be entitled to any abatement or reduction of rent except to the extent, if any, that Landlord receives the proceeds of rent insurance in lieu of such rent.
WAIVERS OF SUBROGATION
-----------------------
Notwithstanding the provisions of Article 3 hereof: In any event of loss or damage to the Building, the Premises and/or any contents, each party shall look first to any insurance in its favor before making any claim against the other party; and TO THE EXTENT POSSIBLE WITHOUT ADDITIONAL COST, EACH PARTY SHALL OBTAIN, FOR EACH POLICY OF SUCH INSURANCE, PROVISIONS PERMITTING WAIVER OF ANY CLAIM AGAINST THE OTHER PARTY FOR LOSS OR DAMAGE WITHIN THE SCOPE OF THE INSURANCE, and each party, to such extent permitted, for itself and its insurers waives all such insured claims against the other party.
EMINENT DOMAIN
---------------
9. If the Premises or any part thereof or any estate therein, or any other part of the Building materially affecting Tenant's use of the Premises, be taken by virtue of eminent domain, this Lease shall terminate on the date when title vests pursuant to such taking, the rent and additional rent shall be apportioned as of said date and any rent paid for any period beyond said date shall be repaid to Tenant. Tenant shall not be entitled to any part of the
award or any payment in lieu thereof; but Tenant may file a    Claim for any
taking of fixtures and improvements owned by Tenant, and for moving expenses. DEFAULT REMEDIES
------------------
10. If Tenant defaults in the payment of rent or additional rent or defaults in the performance of any of the covenants or conditions hereof, Landlord may give to Tenant notice of such default and if Tenant does not cure any rent or additional rent default within 5 days, or other default within 10 days, after the giving of such notice (or, if such other default is of such nature that it cannot be completely cured within such 10 days, if Tenant does not commence such curing within such 10 days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Landlord may terminate this lease on not less than 3 days' notice to Tenant, and on the date specified in said notice the term of this Lease shall terminate, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided. If this Lease shall have been so terminated by Landlord, Landlord may at any time thereafter resume possession of the Premises by any lawful means and remove Tenant or other occupants and their effects.
DEFICIENCY
-----------
In any case where Landlord has recovered possession of the Premises by reason of Tenant's default Landlord may at Landlord's option occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Premises or any part thereof as agent of Tenant or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this Lease, at Landlord's option, and receive the rent therefor, applying the same first to the payment of such expenses as Landlord may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorneys' fees, and then o the payment of damages in amounts equal to the rent hereunder and to the cost and expense of performance of the other covenants of Tenant as herein provided; and Tenant agrees, whether or not Landlord has relet, to pay to Landlord damages equal to the rent and other sums herein agreed to be paid by Tenant, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by Tenant on the several rent days above specified. In reletting the Premises as aforesaid, Landlord may grant rent concessions, and Tenant shall not be credited therewith. No such reletting shall constitute a surrender and acceptance r be deemed evidence thereof. If Landlord elects, pursuant hereto, actually to occupy and use the Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against Tenant's obligation for rent or damages as herein defined, during the period of Landlord's occupancy, the reasonable value of such occupancy, not to exceed in any event the rent herein reserved and such occupancy shall not be construed as a release of Tenant's liability hereunder.
Tenant hereby waives all right of redemption to which Tenant or any person claiming under Tenant might be entitled by any law nor or hereafter in force. Landlord's remedies hereunder are in addition to any remedy allowed by law.
NO WAIVER OR CHANGES
--------------------
11. The failure of either party to insist on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition or option in any other stance. This Lease cannot be changed or terminated orally. LANDLORD'S RIGHT TO COLLECT RENT FROM ANY OCCUPANT
12. If (a) the Premises are underlet or occupied by anybody other than Tenant and Tenant is in default hereunder, or (b) this lease is assigned by Tenant, then, Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of such assignee, under-tenant or occupant as Tenant, or a release of Tenant from further performance of the covenants herein contained.
SUBORDINATION
---------------
13. This Lease shall be subject and subordinate to all underlying leases and to mortgages which may now or hereafter affect such leases or the real property of which the Premises form a part, and also to all renewals, modifications, consolidations and replacement of said underlying leases and said mortgages. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will, nevertheless, execute and deliver such further instruments confirming such subordination of this lease as may be desired by the holders of said mortgages or by any of the lessor under such underlying leases. Tenant hereby appoints Landlord attorney in fact, irrevocably, to execute and deliver any such instrument for Tenant. If any underlying lease to which this lease is subject terminates, Tenant shall on timely request attorn to the owner of the reversion.
SECURITY DEPOSIT
-----------------
14. STRICKEN
LANDLORD'S RIGHT TO CURE TENANT'S BREACH
----------------------------------------
15. IF Tenant breaches any covenant or condition of this Lease, Landlord may, on reasonable notice to Tenant (except that no notice need be given in case of emergency), cure such breach at the expense of Tenant and the reasonable amount of all expenses, including attorneys' fees, incurred by Landlord in doing so (whether paid by Landlord or not) shall be deemed additional rent payable on demand.
MECHANIC'S LIEN
----------------
16. Tenant shall within 10 days after notice from Landlord discharge any mechanic's lien for materials or labor claimed to have been furnished to the Premises on Tenant's behalf.
NOTICES
--------
17. Any notice by either party to the other shall be in wring and shall be deemed to be duly given only if delivered personally or mailed by registered or certified mail in a postpaid envelope addressed (a) if to Tenant, at the Building and (b) if to Landlord, at Landlord's address first above set forth, or at such other addresses as Tenant or Landlord, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, upon delivery thereof, and if mailed, upon the 3rd day after the mailing thereof.
LANDLORD'S RIGHT TO INSPECT AND REPAIR
---------------------------------------
18. Landlord may, but shall not be obligated to, enter the Premises at any reasonable time, on reasonable notice to Tenant (except that no notice need be given in case of emergency) for the purposes of inspection or the making of such repairs, replacements and additions in, to, on and about the Premises or the Building, as Landlord deems necessary or desirable. Tenant shall have no claim or cause of action against Landlord by reason thereof except as provided in Article 19 hereof.

INTERRUPTION OF SERVICES OR USE
--------------------------------
19. Interruption or curtailment of any service maintained in the Building if caused by strikes, mechanical difficulties, or any causes beyond Landlord's control whether similar or dissimilar to those enumerated, shall not entitle Tenant to any claim against Landlord or to any abatement in rent, nor shall the same constitute constructive or partial eviction, unless Landlord fails to take such measures as may be reasonable in the circumstances to restore the service without undue delay. If the Premises are rendered untenantable in whole or in part, or a period of over 3 business days, by the making of repairs, replacements or additions, other than those made with Tenant's consent or caused by misuse or neglect by Tenant or Tenant's agents, servants, visitors or licensees, there shall be a proportionate abatement of rent during the period of such untenantability.
CONDITIONS OF LANDLORD'S LIABILITY
-----------------------------------
20. Tenant shall not be entitled to a claim a constructive eviction from the Premises unless Tenant shall have first notified Landlord IN WRITING of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Landlord shall have failed within a reasonable time after receipt of said notice to remedy such conditions.
LANDLORD'S RIGHT TO SHOW PREMISES
----------------------------------
21. Landlord may show the Premises to prospective purchasers and mortgagee and, during the 4 months prior to termination of this Lease, to prospective tenants, during business hours upon reasonable notice to Tenant.
NO REPRESENTATIONS
------------------
22. Neither party has made any representations or promises, except as contained herein, or in some further writing signed by the party making such representation or promise.
QUIET ENJOYMENT
---------------
23. Landlord covenants that if and so long as Tenant pays the rent and additional rent and performs the covenants hereof, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term herein mentioned, subject to the provisions of this Lease.

TENANT'S ESTOPPEL
-----------------
24. Tenant shall from time to time, upon not less than 10 days' prior written request by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or that the same is in full force and effect as modified, listing the instruments of modification), the dates to which the rent and other charges have been paid, and whether or not to the best of Tenant's knowledge Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of Landlord's interest or mortgagee of Landlord's interest in the Building.
WAIVER OF JURY TRIAL
--------------------
25. To the extent such waiver is permitted by law the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises.
MARGINAL NOTATIONS
------------------
26. The marginal notations in this Lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.
HEIRS, ASSIGNS
--------------
27. The provisions of this lease shall apply to bind and enure to the benefit of Landlord and Tenant, and their respective successors, legal representatives and assigns; it being understood that the term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, or the lessee for the time being of the Building, so that in the event of any sale or sales of the Building or of any lease thereof or if the mortgagee shall take possession of the Premises, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, the lessee or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

28. Rental - The first sentence of the Rental Article beginning with the words "AT THE ANNUAL RENTAL" shall be deemed deleted and the following substituted in this place and stead:

The following is the Schedule of rental rates referred to on the first page of the Lease.

In the first year the annual rental rate shall be $66,000.00 payable $5,500.00 per month for twelve (12) MONTHS.

For the 2nd to 5th years of the term, the annual rental shall be $78,000.00 per year payable $6,500.00 per month for forty eight (48) months.

For the 1st 5 years option, the annual rental shall be $101,693.00 per year payable $8,474.40 per month for sixty (60) months.

For the 2nd 5 years option, the Annual rental shall be $144,000.00 per year payable $12,000.00 per month for sixty (60) months.


29	Negative Covenants
      ------------------
Tenants covenant that it shall not assign this Lease nor sublet the Premises nor any part thereof without the prior written consent of Landlord (which shall not be unreasonably withheld or delayed) Except C1Line.com, Inc., JewelryEngine.com,Inc.and Itch internet.com, Inc., and _______________ will be sub-tenants.

30. A.  Landlord shall furnish the following services without charge.
a)   Passenger Elevator Service
b)   Snow removal of parking lot and repairs of parking lot
c) HVAC system at the time of the tenants move in but service contract by Tenant and paid for by the Tenant
B.  Access to building shall be 24 hours
C.  Tenant pays for all utilities and water


31. Landlord and Tenant hereby represent and warrant that each has not dealt with any broker, firm or salesperson in connection with the transaction contemplated by this lease. Landlord and Tenant each agrees to indemnify and hold each other harmless from and against, any and all claims for brokerage commissions, fees or other compensation made by any broker, firm or salesperson with whom it may have dealt in connection with the transaction contemplated by this Lease, together with any and all loss, liability, cost, damage and expense (including, without limitation, reasonable attorneys' fees and disbursements) relating to such claims or arising therefrom or incurred by indemnities in connection with the enforcement of the provision.

32. The entire parking lot which is on the property of the Landlord has been leased to the incorporated Village of Great Neck. They maintain it.

33. Additional Rent.
a) Tenant's proportionate share of any real estate tax increase or decrease shall be here on 3,300 square feet and the denominator of which shall be 20,000 square feet. Therefore the ratio is 93,300 x 100) / 20.000 - 16.5%.
It shall be paid monthly, 12 exact months.
b) All items of additional amount provided for in the Agreement of lease shall be payable when billed by Landlord to Tenant. Landlord may at Landlord's election, bill Tenant for one twelfth (1/12th) of such increase based on the calculations for the prior year. Additional amounts for the first and last year of the term of the Lease shall be pro-rated. The obligation to pay the additional amount accrued during the last year of the term of the Lease shall survive the termination of the Lease and be payable even though the calculation thereof are not made until after the termination of the lease.
c) The Tenant covenants throughout the terms of this Lease, at the Tenant's sole cost and expense to take good care of the interior of the Demised
Premises and to keep the same in good order and condition and to make all repairs. Tenant shall not be responsible for the replacement of glass on the outside of the Demised Premises, unless such replacement is due to an act or omission on the part of the Tenant, its agents, servants, employees, inviteees or contractors, in which event, Tenant shall make any such replacements at its own cost and expense, or shall reimburse Landlord for same at Landlord's option.
34.
a). Tenant shall supply and pay for the Public Liability Insurance insuring Landlord against liability for injury in connection with any one, occurrence in the sum of $1,000,000.00 and for property damage in the sum of $300,000.00.
b). Tenant shall prior to doing any work in the Demised Premises obtain any and all permits necessary therefore and will provide Workmen's Compensation Insurance and liability insurance in the limits provided for in subdivision
(a) hereof.
c). Tenant shall maintain independent commercial general liability insurance providing bodily injury and property damage coverage in an amount not less than $1,000,000.00 per occurrence and $2,000,000.00 aggregate. The insurance company shall be fully licensed and admitted in New York State with an A.M. Beast & Co. Rating of not less than "A". Landlord shall be named an additional insured under Tenant's policy.

35. Tenant shall deposit with Landlord after 6 months the sum of $11,000.00 with Landlord as security for performance of tenant surrender of Possession of the premises to landlord as herein provided.


36. Rent for each month will be the combination of $3,000 cash and the balance will be IshopNoMarkup.com(Ishop) stocks for whatever he value of the Ishop stocks is at the time of rent due until such time when Ishop will have $500,000 cash in the bank account. At such a time JFJ Realty Co. can sell the stock back to ishop and get the cash back from the ishop. From such a date on the rent will be just cash per term of lease and no stocks. The reason for issuing stock to JFJ Realty Co. mainly is because of security for the Landlord to get his money as soon as Ishop will have $500,000.00 in all of their accounts combined.

37. In the event that the rental or additional rental herein is not received by the Landlord with fifteen (15) days after the due date, Tenant shall pay Landlord 3% of the late amount as an overhead fee. Any outstanding balances for rental or additional rental shall hold interest at the rate of one and one half (1.5%) percent per month calculated from the date when due despite any grace period provided for this lease.

38. If ishop wants to break the lease and leave the premises they may do so by paying Landlord 6 months worth of rent upon breaking the lease and surrendering te premises.



IN WITNESS WHEREOF, the parties hereto have duly executed this lease as of the day and year first above written.

In the Presence of:

JGJ TRSLTY VORP
----------------
JFJ Realty Corp.			Landlord


For: IshopNoMarkUp.com	Tenant

STATE OF NEW YORK: COUNTY OF _________

On the      Day of             2001, before me personally came
___________________________________________________________, to me known, who being by me duly sworn, did depose and say that he resides at,  that he is the
of,    the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to aid instrument is such corporate seal; that it was so affixed by order of the Board of directors of said corporation; and that he signed his name thereto by like order.




STATE OF NEW YORK: COUNTY OF _________

On the      Day of             2001, before me personally came
          , to me known, who being by me duly sworn, did depose and say that
he resides at     ;  that he is the                          of         , the
corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to aid instrument is such corporate seal; that it was so affixed by order of the Board of directors of said corporation; and that he signed his name thereto by like order.



	RULES AND REGULATIONS REFERRED TO IN THE FOREGOING LEASE


1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and public parts of the Building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. If the Premise are situated on the ground floor with direct access to the street, then Tenant shall, at Tenant's expense, keep the sidewalks and curbs directly in front of the premises clean and free from ice, snow and refuse.

2. No awnings, air conditioning units or other projections shall be attached to the outside walls or windowsills of the Buildings or otherwise project from the Building, without the prior written consent of Landlord.

3. No sign or lettering shall be affixed by Tenant on any part of the outside of the Premises, or on any part of the inside of the Premises so as to be clearly visible form the outside of the Premises, without the prior written consent of Landlord. However, Tenant shall have the right to place its name on any door leading into the Premises, the size, color and style thereof to be subject to Landlord's approval, which approval shall not be unseasonably withheld. Landlord shall place Tenant's name on the directory in the lobby of the Building. Tenant shall not have the right to have additional names placed on the directory without Landlord's prior written consent, which consent shall not be unseasonably withheld.

4. The windows in the Premises shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills or in the halls or in any other part of the Building, nor shall any article be thrown out of the doors or windows of the premises.

5. Tenant shall not lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor of the Premises, and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first fixed to the floor by a paste or other material that may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited.

6. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or interfere with other tenants or those having business with them.

7. No additional locks or bolts shall be placed upon any of the doors or windows by Tenant, and Tenant shall, upon the termination of this tenancy, deliver to Landlord all keys to any space within the Building, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.
1.
	RULES AND REGULATIONS REFERRED TO IN THE FOREGOING LEASE
	(Continued)

8. The carrying in or out of freight, furniture or bulky matter of any description must take place during such hours as Landlord may from time to time reasonably determine. The installation and moving of such freight, furniture or bulky matter shall be made upon previous notice to the superintendent of the Building and the persons employed by Tenant for such work must be reasonably acceptable to Landlord. Tenant may, subject to the provisions of the immediately preceding sentence, move freight, furniture, bulky matter and other material into or out of the Premises on Saturday between the hours of 8:30 A.M. and 6;00 P.M. provided Tenant pays the additional costs, if any, incurred by Landlord for elevator operators, security guards and other expenses arising by reason of such move by Tenant and if, at least two days prior to such move, Landlord requests that Tenant deposit with landlord, as security for Tenant's obligation to pay such additional costs, a sum which Landlord reasonably estimates to be the amount of such additional costs, then Tenant shall deposit such sum with Landlord as security for such cost.

9. Landlord reserves the right to prescribe the weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and to prevent any unsafe condition form arising. Business machines and other equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's reasonable judgment to absorb and prevent unreasonable vibration, noise and annoyance.

10. Tenant shall not clean or permit the cleaning of any window in the Premises from the outside except in strict conformity with Section 202 of the labor Law and the rules of the Board of Standards and Appeals and any other body having jurisdiction thereof.

11. Landlord shall not be responsible to Tenant for the non-observance or violation of any of these Rules and Regulations by any other tenants.
11.
	BUILDING: 683 MIDDLE NECK ROAD
	PREMISES   GREAT NECK, NY 11023

	JFJ REALTY CORP.
	683 MIDDLE NECK ROAD
	GREAT NECK, NY 11023

	Landlord

	to

	IshopNoMarkUp.Com.Inc.

	Tenant.



	L E A S E

Form of office lease Approved by the Committee on Real Property Law of The Association of the Bar of the City of New York


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